                                                            EXHIBIT A(10)(a)(v)
================================================================================
[A I M LOGO APPEARS HERE]

AIM SUMMIT INVESTORS PLANS
APPLICATION
SUMMIT INVESTORS PLANS I    [ ]
SUMMIT INVESTORS PLANS II   [ ]


New Account #                           The objective in purchasing this plan is
             -----------------------                                            ---------------------------------------------------
                                                                                        Special Pricing Breakpoint (Dealer Use)

                                        Special pricing applicable?  [ ]Yes   [ ]No      |                 |
                                                                                         |-----------------|
Monthly Unit             $              List all associated account numbers and monthly amounts.
                          ----------                                                                     $
                                        --------------------------------------------------------          --------------
Total Plan Amount        $                                                                               $
                          ----------    --------------------------------------------------------          --------------
                                                                                                         $
Initial Investment       $              --------------------------------------------------------          --------------
                          ----------                                                                     $
                                        --------------------------------------------------------          --------------
------------------------------------    -------------------------------------------------------------------------------------------

                      REGISTRATION - PLEASE PRINT OR TYPE

-------------------    ------------------------------------------------------------------------------------------------------------

                         Register Plan as Follows
    Individual                                                                                             -         -
   Joint Tenant        ----------------------------------------------------------------------      -------   -------   -------
  with Right of        First Name             Middle Initial             Last                      Social Security Number
   Survivorship                                                                                    (If joint tenants, use Social
                       ----------------------------------------------------------------------      Security Number of the first
                       First Name             Middle Initial             Last                      joint tenant listed.)

                       ----------------------------------------------------------------------
                       Custodian's Name
                                                                                                           -         -
  Uniform Gifts/       ----------------------------------------------------------------------      -------   -------   -------
     Transfer          Minor's Name (only one permitted)                                           Social Security Number of Minor
    to Minors
                                                                                                           -         -
                                                                                                   -------   -------   -------
                                                                                                   Birthdate of Minor

                       under the                              [ ]Uniform Gifts to Minors Act  [ ] Uniform Transfer to Minors Act
                                ------------------------------
                                           State
-------------------    ------------------------------------------------------------------------------------------------------------

                                                                                                           -
   Corporation,        ----------------------------------------------------------------------      -------   -----------------
    Trusts or          Name of Corporation or Trustee(s)                                           Taxpayer Identification No.
other Fiduciaries
                                                                                                           -         -
                       ----------------------------------------------------------------------      -------   -------   -------
                       Name of Trust                                                               Date of Trust

-------------------    ------------------------------------------------------------------------------------------------------------

                       -------------------------------------------      ------------------------    -----------         ----------
     Address           Street or P.O. Box                               City                        State               Zip
        &
   Citizenship                 -         -
                       -------   -------   -------             Nonresident Alien      Yes[ ]   No[ ]  -----------------------------
                       Telephone                                                                      if yes, citizen of
-------------------    ------------------------------------------------------------------------------------------------------------


TELEPHONE WITHDRAWAL OR LIQUIDATION FEATURE - Unless indicated below, I authorize BFDS to accept instructions from any person to redeem up to 90% of the share value of my account(s) by telephone, in accordance with the procedures and conditions set forth in the AIM Summit Investors Plans I or II/AIM Summit Fund, Inc. current prospectus.

     [ ] I DO NOT WANT THE TELEPHONE REDEMPTION PRIVILEGE.

Redemptions by telephone must be for an amount of $50,000 or less and will be sent by check via U.S. Mail to the address of record. In the event that the mailing address has been changed within 30 days of the redemption request, the redemption request must be in writing.

A I M Distributors, Inc. and BFDS will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization(s) set forth in this Application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions and requests for confirmation of the shareholder's Social Security number and current address. Mailings of confirmations occur promptly after the transaction.

--------------------------------------------------------------------------------
The undersigned warrant(s) that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current prospectus for the fund.
--------------------------------------------------------------------------------
WITHHOLDING INFORMATION (Substitute Form W-9)
Under the Interest and Dividend Tax Compliance Act of 1983, we are required to have the following certification: Under the penalties of perjury, I certify that:
     (1) The number shown above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.
--------------------------------------------------------------------------------
SIGNATURE PROVISIONS
     I/We, the undersigned Depositor(s), have read and understand the foregoing Application and the attached material included herein by reference. In addition, I/we certify that the information which I/we have provided and the information which is included within the Application and the attached material included herein by reference is accurate including but not limited to the representations contained in the Withholding Information Section of this Application above. [THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.]

Signature of Owner* X                                  Date
                    ---------------------------------       --------------------

Signature of Joint Owner  X                            Date
                          ---------------------------       --------------------

*If a corporate or trust account, authorized signor should indicate title (e.g., President, Treasurer, or Trustee.)

-----------------------------------------------------------------------------------------------------------------------------------

A Pre-authorized Check Application is attached  [ ]Yes  [ ]No     MAIL APPLICATION AND INITIAL INVESTMENT TO:
Check box for Government Allotment [ ]                            A I M Distributors, Inc. P.O. Box 4264, Houston, Texas 77210-4264

MAKE ALL CHECKS PAYABLE TO:   State Street Bank and Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
Dealer Name                                                 Authorized Signature  X
           ---------------------------------------------                          -------------------------------------------------

Branch Office (Location)
                        -----------------------------------------------------------------------------------------------------------

Representative                                              Representative's Signature  X
              ------------------------------------------                                -------------------------------------------
                                                  Number
-----------------------------------------------------------------------------------------------------------------------------------

Section references are to the Internal Revenue Code.

PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING? - Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

If you give the requester the correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester, or

     2. The IRS tells the requester that you furnished an incorrect TIN, or

     3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     5. You do not certify your TIN. See the Part III instructions for exceptions.

     Certain payees and payments are exempt from backup withholding and information reporting. See the Part II instructions and the separate instructions for the Requester of Form W-9.

HOW TO GET A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for business and all other entities), from your local IRS office.

     If you do not have a TIN, write "Applied For" in the space for the TIN in
Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINs. -- If the requesters discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. -- If you are individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

SOLE PROPRIETOR. -- You must enter your individual name. (Enter either your SSN or EIN in Part 1.) You may enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on this page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How to Get a TIN on page 1.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see the separate instructions for the Requester of Form W-9.

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

     1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

     4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

-------------------------------------------------------------------------------
For this type of account:               Give name and SSN of:
-------------------------------------------------------------------------------
1. Individual                           The individual

2. Two or more individuals (joint       The actual owner of the account
   account)                             or, if combined funds, the first
                                        individual on the account(1)

3. Custodian account of a minor         The minor(2)
   (Uniform Gift to Minors Act)

4. a. The usual recoverable             The grantor - trustee(1)
      savings trust (grantor is
      also trustee)

   b. So-called trust account that      The actual owner(1)
      is not a legal or valid trust
      under state law

5. Sole proprietorship                  The owner(1)

-------------------------------------------------------------------------------
For this type of account:               Give name and EIN of:
-------------------------------------------------------------------------------

6. Sole proprietorship                  The owner(3)

7. A valid trust, estate, or            Legal entity(4)
    pension trust

8.  Corporate                           The corporation

9.  Association, club, religious,       The organization
    charitable, educational, or
    other tax-exempt organization

10. Partnership                         The partnership

11. A broker or registered nominee      The broker or nominee

12. Account with the Department         The public entity
    of Agriculture in the name of a
    public entity (such as a  state
    or local government, school
    district or prison) that receives
    agricultural program payments

-------------------------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may also use either your SSN or EIN.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: if no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.